                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                              FORM 8-K

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  June 25, 2001


                     LONE STAR TECHNOLOGIES, INC.
        (Exact name of registrant as specified in its charter)


          Delaware                 1-12881            75-2085454
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)          File Number)     Identification No.)


                      15660 North Dallas Parkway
                              Suite 500
                         Dallas, Texas 75248
    (Address, including zip code, of principal executive offices)

  Registrant's telephone number, including area code:  (972) 770-6401


                           Not applicable

     (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

        On June 25, 2001, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that the proposal of Lone Star Steel Company, an operating subsidiary of Lone Star, for a new four-year collective bargaining agreement with the United Steelworkers of America was approved by the local union's membership and will be effective as of June 1, 2001.

        The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        Not applicable.

        (b) PRO FORMA FINANCIAL INFORMATION.

        Not applicable.

        (c) EXHIBITS.

   99.1 Press Release dated June 25, 2001, announcing approval of a new collective bargaining agreement between Lone Star Steel Company and the United Steelworkers of America.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONE STAR TECHNOLOGIES, INC.

                                        By: /s/ Charles J. Keszler
                                        ---------------------------------------
                                            Charles J. Keszler
                                            Vice President and
                                            Chief Financial Officer

Date: June 25, 2001

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                               INDEX TO EXHIBITS

Item
Number          Exhibit
------          -------
99.1            Press Release dated June 25, 2001, announcing approval of a new collective bargaining agreement between Lone Star Steel
                Company and the United Steelworkers of America.